                         AMERICAN ITALIAN PASTA COMPANY

                               SEVERANCE AGREEMENT

     THIS SEVERANCE AGREEMENT (this  "Agreement"),  effective October 1, 2005 is by and  between  American  Italian  Pasta  Company  ("Employer"),  and Walter N.
George, an individual ("Employee") (collectively "the parties).

                                   WITNESSETH:

     In consideration of the promises and mutual covenants  contained herein and other good and valuable  consideration,  the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1.   Non-Competition, Nonsolicitation and Nondisparagement.

          1.1  Employee  acknowledges  and  recognizes  the  highly  competitive nature of the business of Employer and its affiliates and accordingly  agrees as follows:  while he is employed  by Employer  and until the date that is eighteen
(18) months  after any  termination  of such  employment  with  Employer for any reason (the period of employment and such 18 month post-employment  period being the "Noncompetition Period"),  Employee will not, in any area in the world where
Employer  conducts  business,  directly  or  indirectly  own,  manage,  operate, control,  be employed by,  consult  with, or be connected in any manner with the ownership  (other than passive  investments  of not more than one percent of the outstanding  shares of, or any other  equity  interest in, any company or entity listed or traded on a national  securities  exchange  or in an  over-the-counter securities market), management, operation, or control of any business engaged in the  production  and/or  marketing  of pasta  products  for  human  consumption.
Notwithstanding any provision of this Agreement to the contrary,  if Employee is employed by  Employer,  then any breach of the  provisions  of this  Section 1.1 shall permit  Employer to  terminate  the  employment  of Employee for Cause (as defined below),  and, whether or not Employee is employed by Employer,  from and after any  breach by  Employee  of the  provisions  of this  Section  1.1,  then
Employer shall cease to have any  obligations to make payments to Employee under this Agreement.

          1.2  During the Noncompetition  Period,  Employee will not directly or indirectly  induce or attempt to induce any  employee  of Employer or any of its affiliates  to engage in any  activity  in which  Employee  is  prohibited  from engaging  by  Section  1.1 hereof or to  terminate  his or her  employment  with
Employer or any of its  affiliates,  will not directly or  indirectly  assist or attempt to assist others in engaging in any of the  activities in which Employee is  prohibited  from  engaging by Section 1.1 hereof,  and will not  directly or indirectly employ or offer employment to any person who was employed by Employer or any of its affiliates  unless such person shall have ceased to be employed by
Employer or any of its affiliates for a period of at least 12 months.

          1.3  During the Noncompetition  Period,  Employee will not directly or indirectly  induce or attempt to induce any  customer or supplier of Employer or any of its

affiliates  to move,  reduce or not increase its trade or business with Employer or any of its affiliates.

          1.4  Employee  acknowledges  and agrees that  disparaging  or critical statements  made by Employee about  Employer or its board  members,  officers or employees  would be  uniquely  detrimental  to the  interests  of both  parties.
Therefore,  during the  Noncompetition  Period,  Employee agrees to refrain from making any  disparaging  or  critical  statements  about  Employer  or its board members, officers or employees.

          1.5  Employee acknowledges that the restrictions contained in Sections
1.1, 1.2, 1.3 and 1.4 are reasonable and appropriate. However, in the event that a court of competent  jurisdiction  determines  that such  restrictions  are not reasonable  and therefore  unenforceable,  the parties agree that such court may modify the  restrictions  in order for, but only to the least  extent  necessary for,  the  restrictions  to be enforced  by such court.  In the event such court finds that any such restriction cannot be modified so as to make it enforceable, such  restriction  may be deleted by such  court and the  enforceability  of all other restrictions will be unaffected by such deletion.

     2.   Confidentiality.  Employee  acknowledges  that,  in and as a result of
Employee's employment by Employer,  Employee has been and will be making use of, acquiring,  and/or adding to  confidential  information  of a special and unique nature and value relating to such matters as Employer's trade secrets,  systems, procedures,  manuals,  confidential reports, and lists of customers and/or other services  rendered by Employer,  the equipment and methods used and preferred by
Employer's  customers,  and the  prices  paid by such  customers.  As a material inducement  to Employer to enter into this  Agreement,  Employee  covenants  and agrees  that  Employee  shall not,  at any time  during or after the  Employee's employment by Employer,  directly or indirectly  disclose,  divulge,  or use for
Employee's  own  benefit or  purposes  or the  benefit or  purposes of any other person, firm, partnership,  joint venture,  association,  corporation,  or other business organization,  entity, or enterprise other than Employer and any of its subsidiaries  or  affiliates  any trade  secrets,  information,  data,  or other confidential  information relating to customers,  development  programs,  costs, prices, marketing, trading, investment, sales activities,  promotion, credit and financial  data,  manufacturing  processes,  financing  methods,  plans,  or the business and affairs of Employer  generally or of any subsidiary or affiliate of
Employer,  provided,  however, that the foregoing shall not apply to information that is not unique to Employer or that is generally known to the industry or the public other than as a result of breach of this covenant.  Employee agrees that, upon termination of Employee's employment with Employer for any reason, Employee will return to Employer  immediately  all memoranda,  books,  manuals,  training materials,  records,  computer software,  papers, plans, contracts,  agreements, information,  letters,  and other data, and all copies thereof or therefrom,  in any way  relating to the business of Employer  and its  affiliates,  except that
Employee may retain personal notes,  notebooks,  and diaries.  Employee  further agrees that Employee will not retain or use for  Employee's  account at any time any trade names,  trademark,  or other proprietary  business designation used or owned in connection with the business of Employer or its affiliates.

     3.   Specific Performance and Survival.

          3.1  Employee  acknowledges and agrees that Employer's remedies at law for a breach or threatened  breach of any of the  provisions of Section 1 hereof or  Section 2 hereof

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would be inadequate  and, in recognition of this fact,  Employee agrees that, in the event of such a breach or threatened  breach, in addition to any remedies at law,  Employer,  without posting any bond, shall be entitled to obtain equitable relief  in the  form  of  specific  performance,  temporary  restraining  order, temporary or permanent  injunction,  or any other equitable remedy that may then be available.

          3.2  The  parties  agree  that the  terms of  Sections  1, 2 and 3 are independent  of and separable  from the other  provisions of this  Agreement and that the  termination  of this  Agreement  for any  reason  will not  affect the continued  existence and  enforceability  of Sections 1, 2 and 3. Those Sections will  survive  and  continue  to be fully  binding  on and  enforceable  against
Employee and Employer after any termination of this Agreement.

     4.   Termination of Employment

          4.1  Termination without Cause; Resignation for Good Reason.

               4.1.1 General.  (a) Subject to the  provisions of Sections  4.1.2 and 4.1.3  hereof,  if Employee's  employment is terminated by Employer  without
Cause,  as  defined in Section  4.3,  or if  Employee  resigns  from  Employee's employment  for Good Reason,  as defined in Section 4.4, then Employer shall pay
Employee severance in the amount of (i) Employee's accrued unpaid base salary to the date of termination  or resignation  and any bonus earned but not paid as of that date,  and (ii)  continuation  of Employee's  base salary as of the date of termination or resignation for a period of twelve (12) months following the date of termination or resignation  (such period being referred to hereinafter as the
"Severance  Period").  In  addition,  if at the  time  of  such  termination  or resignation Employee has completed ten (10) years of uninterrupted  service with
Employer,  the  severance  will  include a payment  in the  amount of 50% of the prorated  Normal  Bonus level to which  Employee  would have been  entitled  had
Employee remained employed through the then applicable bonus period.  The Normal
Bonus level will be  calculated at the end of the bonus period and is subject to all  adjustments  and  reductions  determined by the Board of Directors and made applicable  to all bonus  plan  participants.  To the  extent  such  calculation results in a bonus to be paid,  that amount  will be prorated  for the number of weeks of the bonus period  occurring  prior to the week in which the termination or  resignation  occurred.  The base salary shall be payable in equal  bi-weekly installments  during the Severance Period, and any bonus shall be payable at the conclusion of the Severance Period.

               (b)  During  the  Severance  Period  and for a period  of six (6)
months  thereafter,  Employee  shall also be eligible to participate on the same terms and  conditions  as in effect  immediately  prior to such  termination  or resignation in all health,  medical,  supplemental  medical,  and life insurance plans or programs provided to Employee by Employer ("Employee Welfare Plans") at
the time of such termination or resignation and which continue to be provided by
Employer to its employees following the date of such termination or resignation;
provided,  however, that Employee's eligibility to participate in these Employee
Welfare  Plans  shall end at such time as Employee  becomes  eligible to receive coverage under comparable programs of a subsequent employer and further provided that if Employee  participates  in the  Employee  Welfare  Plans for a period of eighteen  (18)  months  from  the  date  of  termination  or  resignation,  then
Employee's  COBRA rights shall  commence at the end of such  eighteen (18) month
period.   If,  during  the  Severance   Period,   Employee  is  precluded   from
participating  in any Employee Welfare

                                      -3-

Plan by its terms or applicable  law,  then Employer will provide  Employee with benefits that are  reasonably  equivalent to those  Employee would have received under such plan had Employee been eligible to participate therein, assuming with respect to any health or medical benefits that Employer is insurable Anything to the  contrary  herein  notwithstanding,  Employer  shall have no  obligation  to continue to maintain  any  Employee  Welfare  Plan during the  Severance  Period solely as a result of this  Agreement.  As an example and solely for purposes of illustration: If Employer were to cease providing dental insurance to its senior executives prior to or during the Severance Period,  then Employer would have no obligation  to  maintain  such plan or provide  to  Employee  individual  dental insurance to satisfy its obligations under this Section 4.1.1.

               4.1.2 Mitigation.  Employee  will be  required  to  mitigate  the amount of any payment  provided  for in Section  4.1.1  hereof by seeking  other employment,  and  the  amount  of  any  such  payment  will  be  reduced  by any compensation  earned by  Employee  as the  result of  Employee's  employment  by another  employer  or  acting  as a  consultant  or in any  other  self-employed capacity subsequent to termination of Employee's employment with Employer.

               4.1.3 Death During Severance  Period. If Employee dies during the
Severance Period,  then the Severance Period shall immediately  cease,  Employer shall not be obligated to make any further payments  pursuant to this Section 4, and the provisions of Section 5.1 hereof shall apply as though  Employee's death
had  occurred   immediately  prior  to  termination  of  Employee's   employment
hereunder.

               4.1.4 Date of Termination.  The date of termination of employment without Cause shall be the date  specified in a written notice of termination to
Employee  which in no case  shall  be more  than 30 days  following  the date of notice.  The date of resignation  for Good Reason shall be the date specified in the written  notice of  resignation  from Employee to Employer  which in no case shall be more than 30 days following the date of notice.

          4.2  Termination for Cause; Resignation Without Good Reason.

               4.2.1 General. If Employee's employment is terminated by Employer for Cause,  or if Employee  resigns from Employee's  employment  hereunder other than for  Good  Reason  (a  "Voluntary  Termination"),  then  Employee  shall be entitled only to payment of Employee's  base salary earned through and including the date of termination or resignation.  Employee shall have no further right to receive any other compensation or to participate in any other plan, arrangement, or benefit, after such termination for Cause or Voluntary Termination.

               4.2.2 Date of  Termination.  Subject to Section 4.3  hereof,  the date of termination for Cause shall be the date of receipt by Employee of notice such termination. The date of Voluntary Termination shall be the date of receipt by Employer of the notice of resignation.

          4.3  Cause.  Terminate  for "Cause"  means  termination  of Employee's employment  because, in Employer's good faith belief, if at any time prior to or after the date of this Agreement,  (i) Employee willfully and continually failed substantially to perform  Employee's duties under the Agreement (other than as a result of Permanent  Disability,  as defined  below),  (ii)  Employee  failed to comply with any of the material  term(s) of this

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Agreement,  including,  but not  limited  to,  Sections  1 and 2  hereof,  (iii)
Employee  committed an act or acts that constituted a misdemeanor  (other than a minor  traffic  violation)  or a  felony  under  the  law of the  United  States
(including any subdivision thereof) or any country to which Employee is assigned
(including any subdivision thereof),  including,  but not limited to, Employee's conviction for or plea of guilty or no contest ("nolo  contrendre")  to any such misdemeanor  or felony,  (iv) Employee  committed an act or acts in violation of
Employer's  policies  and/or  practices  applicable to employees at the level of
Employee  within  Employer's  organization,  (v) Employee  willfully  acted,  or willfully  failed  to act,  in a manner  that  was  injurious  to the  financial condition  or business  reputation  of Employer  or any of its  subsidiaries  or affiliates,  (iv)  Employee  acted in a manner that is  unbecoming of Employee's position with Employer,  regardless of whether such action or inaction occurs in the  course of the  performance  of  Employee's  duties  with  Employer,  or (v)
Employee was subject to any fine, censure, or sanction of any kind, permanent or temporary,  issued by the Securities and Exchange Commission, the New York Stock
Exchange, or any other regulatory or government authority.

          4.4  Good Reason. For purposes of this Agreement,  "Good Reason" means any of the following actions taken by Employer without  Employee's prior written consent:  (i) the  continued  failure of  Employer  to pay  compensation  due to
Employee, which failure is uncorrected for a period of 15 days following receipt by Employer of written notice thereof from Employee; (ii) demotion to a position below that of Executive Vice President or a reduction in Employee's  base salary below Two Hundred  Thirty-three  Thousand Dollars  ($233,000);  (iii) Employer's material  failure or refusal to comply with the  provisions  of this  Agreement, which  failure  or  refusal  to  comply is  uncorrected  for a period of 15 days following receipt by Employer of written notice thereof from Employee.

          4.5  Conditions to Severance Payments.  Employer's  obligation to make any  severance  payments  due  hereunder  or to provide any benefits to Employee after any  termination or resignation  hereunder  (other than COBRA benefits) is expressly  conditioned on Employee  complying in full with the obligations under
Sections  1, 2 and 3. In the  event  Employee  does not fully  comply  with such obligations or in the event any such  obligations are determined by any court to be unenforceable to any extent, Employer shall be relieved of all obligations to provide any severance or post-termination benefits.

     5.   Death or Permanent Disability.

          5.1  Death. If Employee's employment hereunder is terminated by death, then  Employer  shall,  within  90 days of the  date of  death,  make a lump sum payment to  Employee's  estate (or other  beneficiary  designated by Employee in writing)  equal to all base  salary and  bonuses,  if any,  earned  and  accrued through the date of death. Thereafter, Employer shall have no further obligation to Employee.

          5.2  Permanent Disability.  If Employee becomes physically or mentally disabled  while  employed  by  Employer  so that  Employee  is--with  or without reasonable  accommodation--unable  to render the  services  provided for by this
Agreement  for a  period  of  six  consecutive  months  or for  shorter  periods aggregating  six months  during any 24-month  period,  or so that Employee has a
Disability (as defined under Employer's  then-current  disability policy),  then
Employer  may, at any time after the last day of the six  consecutive  months of disability,  the

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day on which the shorter periods of disability equal an aggregate of six months, or the day on which  Employee  is  determined  to have a  Disability,  terminate
Employee's employment hereunder for "Permanent  Disability" by written notice to
Employee. Following such termination, Employee shall be entitled to receive from
Employer (i) all base salary and bonuses,  if any,  accrued  through the date of termination and (ii) any other benefits  payable under  Employer's  then-current disability policy, but all other rights of Employee hereunder shall terminate as of the date of Employee's termination.

     6.   Employment At Will.  Notwithstanding  anything herein to the contrary,
Employee understands and agrees that he is an at-will employee and may terminate his  employment  at any time and for any or no  reason,  and that  Employer  may terminate his employment at any time and for any or no reason.

     7.   Miscellaneous.

          7.1  Assignment of Employee Benefits. Absent the prior written consent of  Employer,  and  subject  to will and the laws of descent  and  distribution,
Employee shall have no right to exchange,  convert,  encumber, or dispose of the rights of Employee to receive benefits and payments under this Agreement,  which payments, benefits, and rights thereto are non-assignable and non-transferable.

          7.2  Burden and Benefit.  This  Agreement  shall be binding upon,  and shall inure to the benefit of, Employer and Employee,  their  respective  heirs, personal, and legal representatives, successors, and assigns.

          7.3  Governing  Law. In view of the fact that the principal  office of
Employer is located in the State of Missouri,  the parties  understand and agree that the  construction and  interpretation  of this Agreement shall at all times and in all respects be governed by the laws of the State of  Missouri,  that the state and federal courts  situated in the State of Missouri shall have exclusive jurisdiction over any claims arising under or in relation to this Agreement, and that the  parties  consent to  personal  jurisdiction  in such state and federal courts.

          7.4  Headings.  The headings of the Sections of this Agreement are for reference  only and not to limit,  expand,  or otherwise  affect the contents of this Agreement.

          7.5  Entire  Agreement;  Modification.  Except as to Employer's  Stock
Option  Plans,  any  instrument   relating  to  an  Option  granted  thereunder,
provisions of Employee's  terminated  employment agreement with Employer that by their terms survive such termination,  and written  agreements signed by both of the  parties  hereto  from time to time after the date  hereof,  this  Agreement contains the entire  agreement  and  understanding  by and between  Employer and
Employee with respect to the subject  matter  hereof,  and any  representations, promises,  agreements, or understandings,  written or oral, not herein contained shall be of no force or  effect.  No  change,  waiver,  or  modification  of any provision  of this  Agreement  shall be valid or  binding  unless the same is in writing  and duly  executed  by both  parties  and no  evidence of any waiver or modification  shall be  offered  or  received  in  evidence  of any  proceeding, arbitration,  or  litigation  between  the  parties  hereto  arising  out  of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or  modification  is in

                                      -6-

writing,  duly  executed as  aforesaid,  and the parties  further agree that the provisions of this Section 7.5 may not be waived except as set forth herein.

          7.6  Waiver  of  Breach.  The  waiver by  Employer  of a breach of any provision of this  Agreement by Employee  shall not operate or be construed as a waiver of any subsequent breach by Employee.

          7.7  Notice. For the purpose of this Agreement,  notices and all other communications  provided for in the  Agreement  shall be in writing and shall be deemed  to have been  duly  given  when  delivered  or  mailed by United  States registered mail,  return receipt  requested,  postage prepaid,  addressed to the respective  addresses  set  forth  on the  execution  page  of  this  Agreement, provided,  however,  that all  notices  to  Employer  shall be  directed  to the attention of the Board of Directors of Employer  with a copy to the Secretary of
Employer,  or to such other  address as either  party may have  furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          7.8  Withholding Taxes. Employer may withhold from any amounts payable under this Agreement such federal,  state, and local taxes as may be required to be withheld pursuant to any applicable law or regulation.

          7.9  Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, Employer and Employee have duly executed this Agreement as of the day and year first hereof written.

                                       EMPLOYEE:

                                       Signature:  /s/ Walter N. George
                                                 -------------------------------
                                       Printed Name:  Walter N. George
                                       Address:
                                                --------------------------------
                                       -----------------------------------------
                                       -----------------------------------------

                                       AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ George D. Shadid
                                          --------------------------------------
                                       Printed Name:  George D. Shadid
                                       Address:  4100 North Mulberry Drive
                                                 Suite 200
                                                 Kansas City MO 64116-0696

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